UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	November 1, 2006

Marsh & McLennan Companies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, New York, NY 10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 345-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On November 1, 2006, Marsh & McLennan Companies, Inc. issued a press release reporting financial results for the third quarter and nine months ended September 30, 2006, and announcing that a conference call to discuss such results will be held at 10:00 a.m. EST on November 1, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. For purposes of Section 18 of the Securities Exchange Act of 1934, the press release is deemed furnished not filed.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release issued by Marsh & McLennan Companies, Inc. on November 1, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.

By:	/s/ Luciana Fato

Name:	Luciana Fato
Title:	Deputy General Counsel-Corporate &

  Corporate Secretary

Date:	November 1, 2006

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release issued by Marsh & McLennan Companies, Inc. on November 1, 2006

4